Exhibit 32.2
Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Pebblebrook Hotel Trust (the “Company”) on Form 10-Q for the period ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond D. Martz, Executive Vice President, Chief Financial Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Pebblebrook Hotel Trust

Date:	July 25, 2013	By:	/s/ RAYMOND D. MARTZ
Raymond D. Martz
Executive Vice President, Chief Financial Officer, Treasurer and Secretary (principal financial officer and principal accounting officer)